Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, Principal Executive Officer of the Value Line Select Core Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/26 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 31, 2026

By:	/s/ Mitchell E. Appel
Mitchell E. Appel
Principal Executive Officer
Value Line Select Core Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Gallo,, Principal Financial Officer of the Value Line Select Core Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/26 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 31, 2026

By:	/s/ James Gallo
James Gallo
Principal Financial Officer
Value Line Select Core Fund, Inc.